SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 10, 2002

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



            Florida                    0-24681                 65-0816177
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File           (IRS Employer
       or incorporation)               Number)            Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (561) 279-8700
                                                          --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Information
         -----------------

         Pursuant to the Company's Share Exchange Agreement dated January 9, 2002, the following individuals have been appointed to the Company's board of directors, replacing the former board members, all of whom resigned pursuant to the Share Exchange Agreement:

Name                       Position
----                       --------

Barry Tenzer               Chairman, President and Chief Executive Officer
David Jacoby               Vice President and Director
William Weisman            Director

         In addition, Marc Sporn, a consultant to Associated Automotive Group, Inc. (the Company's recently acquired wholly owned subsidiary) since July 2001, has been named general manager of Associated Automotive Group, Inc. His specific responsibilities, subject to board approval, are seeking acquisitions of highline and exotic car dealerships.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits
         --------------------------------------------------------

         None



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

                                    /s/ David Jacoby
                                    ----------------------------
                                    David Jacoby, Vice President


Dated: January 17, 2002




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